UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On September 11, 2009, PHH Corporation (“PHH”, “Company”, “we” or “our”) issued a press release announcing the closing by Chesapeake Funding LLC (“Chesapeake”), an indirect wholly-owned subsidiary of PHH, of $850 million in aggregate principal amount of its Series 2009-2 Floating Rate Asset Backed Notes, Class A (“Series 2009-2 Class A Notes”) in a private placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.
Chesapeake entered into the Series 2009-2 Indenture Supplement dated as of September 11, 2009 (the “Series 2009-2 Supplement”) to the Amended and Restated Base Indenture, dated as of December 17, 2008, as amended from time to time (“A&R Base Indenture”), among Chesapeake, as issuer, and The Bank of New York Mellon (“BNY”), as indenture trustee, pursuant to which Chesapeake issued: (i) $850 million in aggregate principal amount of its Series 2009-2 Class A Notes; (ii) $31.4 million in aggregate principal amount of its Series 2009-2 Floating Rate Asset Backed Notes, Class B (“Series 2009-2 Class B Notes”); and (iii) $29.1 million in aggregate principal amount of its Series 2009-2 Floating Rate Asset Backed Notes, Class C (“Series 2009-2 Class C Notes”) (all three classes of notes collectively referred to herein as the “Series 2009-2 Notes”). The Series 2009-2 Class B Notes and the Series 2009-2 Class C Notes were sold to PHH Sub 2 Inc., a Qualified Institutional Buyer and an indirect wholly owned subsidiary of PHH. The majority of the net proceeds from the issuance of the Series 2009-2 Notes were used to repay a portion of Chesapeake’s Series 2006-1 Floating Rate Asset Backed Variable Funding Investor Notes. The remaining proceeds from the offering are available to be used to make loans to another of PHH’s indirect wholly-owned subsidiaries, Chesapeake Finance Holdings LLC, to fund the acquisition of vehicles to be leased to customers of PHH Vehicle Management Services, LLC, our fleet management services business, or to repay other indebtedness of Chesapeake.
The Series 2009-2 Notes have an eighteen month revolving period, after which the Series 2009-2 Notes shall amortize in accordance with the terms of the Series 2009-2 Supplement with the initial amortization payment being made on April 15, 2011. The Series 2009-2 Notes bear interest payable monthly based on a fixed spread over one month LIBOR. The Series 2009-2 Supplement incorporates by reference from the A&R Base Indenture certain customary covenants that limit Chesapeake’s ability, among other things, to incur additional indebtedness, pay dividends on or redeem or repurchase its own equity interests, make certain investments, expand into unrelated businesses and create liens. Subject to the “clean up call” provision of the Series 2009-2 Supplement, the Series 2009-2 Notes may not be pre-paid by Chesapeake prior to maturity.
The Series 2009-2 Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and may not be offered or sold in the United States without registration under the Securities Act or pursuant to an applicable exemption from such registration. The Series 2009-2 Notes were offered and sold solely to Qualified Institutional Buyers, as defined in Rule 144A promulgated under the Securities Act in compliance therewith.
BNY acts as an indenture trustee for PHH with respect to certain medium term notes publicly issued under the Indenture, dated as of November 6, 2000, as amended and supplemented, by and between PHH and BNY, as successor trustee for Bank One Trust Company, N.A. as of December 31, 2007 and certain privately issued convertible senior notes governed by the Indenture dated April 2, 2008, between PHH and BNY, for which BNY has received customary fees and expenses as trustee. BNY also acts as a custodian on behalf of certain of PHH’s affiliates and certain lenders to PHH’s affiliates, for which BNY has received customary fees and expenses as custodian.
The foregoing description of the Series 2009-2 Supplement and the Series 2009-2 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Series 2009-2 Supplement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 11, 2009, we entered into an Amendment to the Transition Services and Separation Agreement (the “Amendment”) that amended the original Transition Services and Separation Agreement dated August 5, 2009 (the “Original Agreement”) between the Company and Terence W. Edwards, who stepped down as our President and Chief Executive Officer on June 17, 2009. The Amendment, which was entered into as a result of Mr. Edwards accepting employment with another company, modifies, among other things, the termination date for Mr. Edwards’ employment with the Company to be September 11, 2009 rather than the earlier of the date that a permanent Chief Executive Officer is appointed or December 31, 2009.
As contemplated by the terms of the Original Agreement, Mr. Edwards, executed a release of claims against the Company (the “Release”).
The foregoing description of the Amendment and the Release do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Release, which are filed respectively as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	Series 2009-2 Indenture Supplement, dated as of September 11, 2009, among Chesapeake Funding LLC, as issuer, and The Bank of New York Mellon, as indenture trustee.

10.2	Amendment to the Transition Services and Separation Agreement by and between PHH Corporation and Terence W. Edwards dated as of September 11, 2009.

10.3	Release by and between PHH Corporation and Terence W. Edwards dated as of September 11, 2009.

99.1	Press Release dated September 11, 2009 announcing the Closing of $850 million of TALF-Eligible Asset Backed Notes Issued by Chesapeake Funding LLC.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934 (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Secretary
Dated: September 16, 2009